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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported): OCTOBER 20, 2003
                                                  (October 17, 2003)



                            BAKER HUGHES INCORPORATED
               (Exact name of registrant as specified in charter)



       DELAWARE                       1-9397                   76-0207995
(State of Incorporation)       (Commission File No.)        (I.R.S. Employer
                                                           Identification No.)



    3900 ESSEX LANE, HOUSTON, TEXAS                                 77027
(Address of Principal Executive Offices)                          (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 439-8600



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

Baker Hughes Incorporated (the "Company") has reached a proposed settlement agreement with a former employee who made allegations of improper activities relating to operations in Nigeria. The settlement agreement, which is subject to final court approval, covers civil complaints seeking back pay and damages, including future lost wages, filed by the former employee against the Company on March 25, 2002 in the 281st District Court in Harris County, Texas, and on August 2, 2002 in the federal district court for the Southern District of Texas. The state court case was stayed pending the outcome of the federal suit. The federal court was advised of the proposed settlement, and on October 4, 2003 the court issued a standard order allowing the parties sixty days to finalize the settlement. The Company does not believe the amount of the settlement is material to the Company.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. (Information furnished in this Item 7 is furnished pursuant to Item 12.)

(c)      Exhibits.

         99.1 - Press Release of Baker Hughes Incorporated dated
                October 17, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 17, 2003, the Company issued a press release, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 12 by reference. In accordance with General Instructions B.6. of Form 8-K, the information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BAKER HUGHES INCORPORATED



Dated:  October 20, 2003                By: /s/Sandra E. Alford
                                            -----------------------------------
                                            Sandra E. Alford
                                            Corporate Secretary


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                                INDEX TO EXHIBIT



EXHIBIT NO.             DESCRIPTION
-----------             -----------

99.1           -        Press Release of Baker Hughes Incorporated dated
                        October 17, 2003.